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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 8, 1997


                          Caribiner International, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                 1-14234                                 13-3466655
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        (Commission File Number)                     (I.R.S. Employer
                                                    Identification No.)

16 West 61st Street, New York, NY                           10023
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       (Address of principal                             (Zip Code)
          executive offices)


       Registrant's telephone number, including area code: (212) 541-5300


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          (Former name or former address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets

(a) Pursuant to an Agreement of Purchase and Sale of Assets, dated January 8, 1997 (the "Projexions Agreement"), by and among Caribiner International, Inc. (the "Company"), Video Supply Company, Inc. ("VSC") ,
     Projection/Video Supply Company, a subsidiary of Projexions ("P/VSC" and together with VSC, "Projexions"), and Robert Haney, the Company acquired substantially all of the assets of Projexions for a purchase price of $13.6 million in cash (subject to adjustment in certain circumstances) and the repayment of $1.4 million in outstanding bank borrowings. Projexions is a provider of audio visual equipment rentals, as well as hotel audio visual outsourcing services, primarily in the southeastern United States.

         The Company financed the transactions contemplated by the Projexions Agreement from the Company's existing available credit facilities with its syndicate of lenders for which The Chase Manhattan Bank acts as administrative agent.

         The Projexions Agreement is attached as Exhibit 2.1, and such agreement is incorporated by reference in its entirety herein. The description of the Projexions Agreement contained herein is qualified in its entirety by reference to the Projexions Agreement.

         Attached as Exhibit 99.1 is the Company's press release announcing the transactions contemplated by the Projexions Agreement.

(b)  Equipment or Other Physical Property

         Certain of the assets of Projexions acquired by the Company pursuant to the Projexions Agreement constitute equipment or other physical property. Such assets have been used by Projexions in connection with its audio visual equipment rental business. The Company intends to continue substantially the same use for such acquired assets.

(c)  Exhibits

     2.1 Agreement of Purchase and Sale of Assets, dated January 8, 1997, by and among the Company, VSC, P/VSC and Robert Haney (schedules omitted -- the Company agrees to furnish a copy of any schedule to the Commission upon request).

     99.1 Press release, dated January 9, 1997.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Caribiner International, Inc. has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 23, 1997            CARIBINER INTERNATIONAL, INC.

                                    By: /s/ Arthur F. Dignam
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                                        Name:  Arthur F. Dignam
                                        Title: Executive Vice President,
                                               Chief Financial and
                                               Administrative Officer


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                                INDEX TO EXHIBITS

Exhibit    Description                                                    Page
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 2.1       Agreement of Purchase and Sale of Assets, dated January 8,
           1997, by and among Caribiner International, Inc., Video
           Supply Company, Inc., Projection/Video Supply Company and
           Robert Haney (schedules omitted -- the Company agrees to furnish a copy of any schedule to the Commission upon request).

 99.1      Press Release, dated January 9, 1997.

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